Exhibit 21

Emmis Communications Corporation

Listing of Subsidiaries

Incorporation Date	Legal Name	FEIN	Organization	Qualified	Principal Place of Business
7/17/1986	Emmis Communications Corporation	35-1542018	IN	IN	40 Monument Circle, #700, Indianapolis, IN 46204
5/30/2001	Emmis Operating Company	35-2141064	IN	CA, IL, IN, OH, NC, NY,TX	40 Monument Circle, #700, Indianapolis, IN 46204
7/3/1986	Emmis Radio, LLC1	35-1705332	IN	CA, IN, MO, NJ, NY	40 Monument Circle, #700, Indianapolis, IN 46204
3/23/1998	Emmis Publishing, L.P.2	35-2039702	IN	CA, IN, OH, GA, NY, TX	40 Monument Circle, #700, Indianapolis, IN 46204
2/20/1998	Emmis Indiana Broadcasting, L.P.3	35-2039701	IN	IN	40 Monument Circle, #700, Indianapolis, IN 46204
6/7/2011	Emmis Radio Holding Corporation	45-2585130	IN	IN	40 Monument Circle, #700, Indianapolis, IN 46204
6/7/2011	Emmis Radio Holding II Corporation	45-2585190	IN	IN	40 Monument Circle, #700, Indianapolis, IN 46204
3/23/2012	Emmis New York Radio LLC	45-5232329	DE	NY	40 Monument Circle, #700, Indianapolis, IN 46204
3/23/2012	Emmis New York Radio License LLC	45-5232413	DE	NY	40 Monument Circle, #700, Indianapolis, IN 46204
5/1/1997	Emmis International Broadcasting Corporation	35-2014974	CA	CA	40 Monument Circle, #700, Indianapolis, IN 46204
12/15/2006	Emmis International Holding B.V.		Netherlands	Netherlands	Herikerbergweg 238, 1101 CM Amsterdam Zuidoost
7/9/1997	Slager Radio Co. Zrt. (85%)		Hungary	Hungary	1075 Budapest, Rumbach Sebestyén utca 19
7/9/1997	Slager Radio Sales Kft.		Hungary	Hungary	1076 Budapest, Rumbach Sebestyén utca 19
7/21/2011	Emmis Radio Operating B.V.		Netherlands	Netherlands	Herikerbergweg 238, 1101 CM Amsterdam Zuidoost
7/21/2011	Emmis Radio (Hungary) Investments Kft.		Hungary	Hungary	1139 Budapest, Váci út 99
8/13/1988	Emmis Publishing Corporation	35-1748335	IN	IN	40 Monument Circle, #700, Indianapolis, IN 46204
7/22/2004	Emmis Radio License, LLC 4	20-1402022	IN	IN	40 Monument Circle, #700, Indianapolis, IN 46204
9/23/1997	Emmis License Corporation of New York4	95-4662857	CA	CA	3500 W. Olive Ave., #1450, Burbank, CA 91505-4604
9/23/1997	Emmis Radio License Corporation of New York4	95-4662859	CA	CA	3500 W. Olive Ave., #1450, Burbank, CA 91505-4604
2/28/2002	Mediatex Communications Corporation	33-0995649	IN	IN	40 Monument Circle, #700, Indianapolis, IN 46204
2/28/2002	Los Angeles Magazine Holding Company, Inc.	33-0995648	IN	IN	40 Monument Circle, #700, Indianapolis, IN 46204
7/29/1997	Radio Austin Management, L.L.C.	74-2845559	TX	TX	40 Monument Circle, #700, Indianapolis, IN 46204
7/29/1997	Emmis Austin Radio Broadcasting Company, L.P.	74-2845562	TX	TX	40 Monument Circle, #700, Indianapolis, IN 46204
5/7/1992	Orange Coast Kommunications, Inc.	33-0514054	DE	DE, CA	Three Christina Centre, 201 N. Walnut Street, Wilmington, DE

Footnotes

*	Emmis Communications Corporation directly or indirectly owns 100% of all entities except as otherwise noted.
[1]	Emmis Radio, LLC operates all our radio stations except for the stations held by Emmis Indiana Broadcasting, L.P., Emmis Austin Radio Broadcasting Company, L.P.
[2]	Emmis Publishing, L.P. publishes Indianapolis Monthly, Atlanta Magazine, Cincinnati Magazine, Texas Monthly and Los Angeles Magazine.
[3]	Emmis Indiana Broadcasting, L.P. operates all our Indiana radio stations (WFNI-AM, WLHK-FM, WIBC-FM, WYXB-FM, WTHI-FM ,WWVR-FM, WFNB-FM & WFNF-AM), and Network Indiana.
[4]

Emmis Radio License, LLC holds all our radio FCC licenses except for the WQHT-FM licenses which are held by Emmis License Corporation of New York, the Austin licenses which are held by Emmis Austin Broadcasting, L.P.

Incorporation Date	Legal Name	FEIN	Organization	Qualified	Principal Place of Business
7/17/1986	Emmis Communications Corporation	35-1542018	IN	IN	40 Monument Circle, #700, Indianapolis, IN 46204
5/30/2001	Emmis Operating Company	35-2141064	IN	CA, IL, IN, OH, NC, NY,TX	40 Monument Circle, #700, Indianapolis, IN 46204
7/3/1986	Emmis Radio, LLC[1]	35-1705332	IN	CA, IN, MO, NJ, NY	40 Monument Circle, #700, Indianapolis, IN 46204
3/23/1998	Emmis Publishing, L.P.[2]	35-2039702	IN	CA, IN, OH, GA, NY, TX	40 Monument Circle, #700, Indianapolis, IN 46204
2/20/1998	Emmis Indiana Broadcasting, L.P.[3]	35-2039701	IN	IN	40 Monument Circle, #700, Indianapolis, IN 46204
6/7/2011	Emmis Radio Holding Corporation	45-2585130	IN	IN	40 Monument Circle, #700, Indianapolis, IN 46204
6/7/2011	Emmis Radio Holding II Corporation	45-2585190	IN	IN	40 Monument Circle, #700, Indianapolis, IN 46204
3/23/2012	Emmis New York Radio LLC	45-5232329	DE	NY	40 Monument Circle, #700, Indianapolis, IN 46204
3/23/2012	Emmis New York Radio License LLC	45-5232413	DE	NY	40 Monument Circle, #700, Indianapolis, IN 46204
5/1/1997	Emmis International Broadcasting Corporation	35-2014974	CA	CA	40 Monument Circle, #700, Indianapolis, IN 46204
12/15/2006	Emmis International Holding B.V.		Netherlands	Netherlands	Herikerbergweg 238, 1101 CM Amsterdam Zuidoost
7/9/1997	Slager Radio Co. Zrt. (85%)		Hungary	Hungary	1075 Budapest, Rumbach Sebestyén utca 19
7/9/1997	Slager Radio Sales Kft.		Hungary	Hungary	1076 Budapest, Rumbach Sebestyén utca 19
7/21/2011	Emmis Radio Operating B.V.		Netherlands	Netherlands	Herikerbergweg 238, 1101 CM Amsterdam Zuidoost
7/21/2011	Emmis Radio (Hungary) Investments Kft.		Hungary	Hungary	1139 Budapest, Váci út 99
8/13/1988	Emmis Publishing Corporation	35-1748335	IN	IN	40 Monument Circle, #700, Indianapolis, IN 46204
7/22/2004	Emmis Radio License, LLC [4]	20-1402022	IN	IN	40 Monument Circle, #700, Indianapolis, IN 46204
9/23/1997	Emmis License Corporation of New York[4]	95-4662857	CA	CA	3500 W. Olive Ave., #1450, Burbank, CA 91505-4604
9/23/1997	Emmis Radio License Corporation of New York[4]	95-4662859	CA	CA	3500 W. Olive Ave., #1450, Burbank, CA 91505-4604
2/28/2002	Mediatex Communications Corporation	33-0995649	IN	IN	40 Monument Circle, #700, Indianapolis, IN 46204
2/28/2002	Los Angeles Magazine Holding Company, Inc.	33-0995648	IN	IN	40 Monument Circle, #700, Indianapolis, IN 46204
7/29/1997	Radio Austin Management, L.L.C.	74-2845559	TX	TX	40 Monument Circle, #700, Indianapolis, IN 46204
7/29/1997	Emmis Austin Radio Broadcasting Company, L.P.	74-2845562	TX	TX	40 Monument Circle, #700, Indianapolis, IN 46204
5/7/1992	Orange Coast Kommunications, Inc.	33-0514054	DE	DE, CA	Three Christina Centre, 201 N. Walnut Street, Wilmington, DE
2/15/1984	Waterloo II, Ltd. ( 6.6%)	74-2310387	TX	TX	1311-A East 6th Street, Austin, TX 78702
10/28/1998	Ibiquity Digital Corporation		DE	MD	8865 Stanford Blvd., Suite 202, Columbia, MD 21045
6/7/2011	Merlin Media LLC (24%)	45-2585317	IN		40 Monument Circle, #700, Indianapolis, IN 46204
6/7/2011	Merlin Media License LLC (24%)	45-2585269	IN		40 Monument Circle, #700, Indianapolis, IN 46204
	Duffy Shamrock JV (50%)	75-2290415	TX	TX	40 Monument Circle, #700, Indianapolis, IN 46204
11/9/2007	BTC, LLC (12.5%)	13-4367659	DE	DE	40 Monument Circle, #700, Indianapolis, IN 46204
5/1/2012	Courseload, Inc.		DE	DE	1209 Orange Street, Wilmington, DE 19801

Footnotes

*	Emmis Communications Corporation directly or indirectly owns 100% of all entities except as otherwise noted.
[1]	Emmis Radio, LLC operates all our radio stations except for the stations held by Emmis Indiana Broadcasting, L.P., Emmis Austin Radio Broadcasting Company, L.P.
[2]	Emmis Publishing, L.P. publishes Indianapolis Monthly, Atlanta Magazine, Cincinnati Magazine, Texas Monthly and Los Angeles Magazine.
[3]	Emmis Indiana Broadcasting, L.P. operates all our Indiana radio stations (WFNI-AM, WLHK-FM, WIBC-FM, WYXB-FM, WTHI-FM ,WWVR-FM, WFNB-FM & WFNF-AM), and Network Indiana.
[4]

Emmis Radio License, LLC holds all our radio FCC licenses except for the WQHT-FM licenses which are held by Emmis License Corporation of New York, the Austin licenses which are held by Emmis Austin Broadcasting, L.P.